AXA PREMIER VIP TRUST

SUPPLEMENT DATED JULY 1, 2006 TO THE

PROSPECTUS DATED MAY 1, 2006

This Supplement updates the above-referenced Prospectus of the AXA Premier VIP Trust (the “Trust”). You may obtain an additional copy of the Prospectus, free of charge, by writing to the Trust at 1290 Avenue of the Americas, New York, New York 10104. You should read this Supplement in conjunction with the Prospectus and retain it for future reference.

The purpose of this supplement is to provide you with information about a name change involving a sub-adviser to the AXA Premier VIP Large Cap Value Portfolio.

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AXA Premier VIP Large Cap Value Portfolio

Effective July 1, 2006, Institutional Capital Corporation will be known as Institutional Capital LLC.